SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 August 31, 2006
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 304-4156
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 31, 2006, Stonefield Josephson, Inc. ("Stonefield Josephson") notified American TonerServ Corp. (the "Company") that it had resigned as the Company's independent registered public accounting firm, effective immediately.

     Stonefield Josephson performed audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004. Stonefield Josephson's reports did not contain an adverse opinion or disclaimer of opinion. However, Stonefield Josephson's reports did include an explanatory paragraph relating to the Company's ability to continue as a going concern.

     During the fiscal years ended December 31, 2005 and 2004 and through August 31, 2006, (i) there have been no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Stonefield Josephson's satisfaction, would have caused Stonefield Josephson to make reference to the subject matter of the disagreement(s) in connection with its reports for such year, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-B.

     The Company provided Stonefield Josephson with a copy of this Form 8-K prior to its filing with the SEC and requested Stonefield Josephson to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 to this Report is a copy of Stonefield Josephson's letter to the SEC, dated September 7, 2006.

     On September 7, 2006 the Company's audit committee engaged the accounting firm of Perry-Smith LLP ("Perry-Smith") to serve as the Company's independent registered public accounting firm. Through September 7, 2006, neither the Company nor anyone on its behalf consulted with Perry-Smith with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matter or reportable event as set forth in Item 304 of the SEC's Regulation S-B.

ITEM 9.01 EXHIBITS.

     16.1 Letter of Stonefield Josephson, dated September 7, 2006, addressed to the Securities and Exchange Commission.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AMERICAN TONERSERV CORP.



Dated: September 7, 2006                By: /s/ Daniel J. Brinker
                                            Daniel J. Brinker
                                            President